                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON,  D. C.  20549

                            --------------------

                                   FORM  T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            --------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION  305(b)(2)____

                            --------------------

                    UNITED STATES TRUST COMPANY OF NEW YORK
              (Exact name of trustee as specified in its charter)


           New York                                        13-3818954
(Jurisdiction of incorporation                         (I. R. S. Employer
if not a U. S. national bank)                          Identification No.)

    114 West 47th Street                                      10036
     New York,  New York                                   (Zip Code)
    (Address of principal
      executive offices)

                         --------------------------

                           PCI CHEMICAL CANADA, INC.
              (Exact name of OBLIGOR as specified in its charter)

         New Brunswick, Canada                                      N/A
    (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                         Identification No.)

    630 West Rene Levesque Boulevard                              H3B1S6
           Montreal, Quebec                                     (Zip code)
(Address of principal executive offices)

                            --------------------

                       PIONEER AMERICAS ACQUISITION CORP.
             (Exact name of REGISTRANT as specified in its charter)

            Delaware                                        06-1420850
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                             PIONEER AMERICAS, INC.
             (Exact name of REGISTRANT as specified in its charter)

            Delaware                                        76-0280373
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)


                            --------------------

                       PIONEER CHLOR ALKALI COMPANY, INC.
             (Exact name of REGISTRANT as specified in its charter)

            Delaware                                        51-0302028
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)


                            --------------------

                           IMPERIAL WEST CHEMICAL CO.
             (Exact name of REGISTRANT as specified in its charter)

            Nevada                                          95-2375683
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                             ALL-PURE CHEMICAL CO.
             (Exact name of REGISTRANT as specified in its charter)

          California                                        94-2314942
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                          BLACK MOUNTAIN POWER COMPANY
             (Exact name of REGISTRANT as specified in its charter)

             Texas                                          76-0291143
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                       ALL-PURE CHEMICAL NORTHWEST, INC.
             (Exact name of REGISTRANT as specified in its charter)

          Washington                                        94-2714064
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                    PIONEER CHLOR ALKALI INTERNATIONAL, INC.
             (Exact name of REGISTRANT as specified in its charter)

            Barbados                                        98-0118164
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                               G.O.W. CORPORATION
             (Exact name of REGISTRANT as specified in its charter)

            Nevada                                          88-0336831
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                              PIONEER (EAST), INC.
             (Exact name of REGISTRANT as specified in its charter)

            Delaware                                        51-0375981
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                              T.C. HOLDINGS, INC.
             (Exact name of REGISTRANT as specified in its charter)

          New Mexico                                        86-0311265
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                              T.C. PRODUCTS, INC.
             (Exact name of REGISTRANT as specified in its charter)

          Washington                                        91-1536884
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                              PCI CAROLINA, INC..
             (Exact name of REGISTRANT as specified in its charter)

            Delaware                                        76-0549506
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                            PIONEER LICENSING, INC.
             (Exact name of REGISTRANT as specified in its charter)

            Delaware                                        52-2058031
(State or other jurisdiction of                         (I. R. S. Employer
 incorporation or organization)                         Identification No.)

                            --------------------

                 9 1/4% Series B Senior Secured Notes due 2007
                      (Title of the indenture securities)

                                    GENERAL



 1.      General Information

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                 Federal Reserve Bank of New York (2nd District), New York, New
                          York (Board of Governors of the Federal Reserve
                          System).
                 Federal Deposit Insurance Corporation, Washington,  D. C.
                 New York State Banking Department, Albany, New York

         (b)     Whether it is authorized to exercise corporate trust powers.

                          The trustee is authorized to exercise corporate trust powers.

 2.      Affiliations with the Obligor

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

3,4,5,6,7,8,9,10,11,12,13,14 and 15.

         PCI Chemicals Canada, Inc., Pioneer Americas Acquisition Corp., Pioneer Americas, Inc., Pioneer Chlor Alkali Company, Inc., Imperial West Chemical Co., All-Pure Chemical Co., Black Mountain Power Company, All-Pure Chemical Northwest, Inc., Pioneer Chlor Alkali International, Inc., G.O.W. Corporation, Pioneer (East), Inc., T.C. Holdings, Inc., T.C. Products, Inc., PCI Carolina, Inc. and Pioneer Licensing, Inc. is currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.      List of Exhibits

         T-1.1   --       Organization Certificate, as amended, issued by the
                          State of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No.
                          33-97056).

16.      List of Exhibits
         (cont'd)


        T-1.2    --       Included in Exhibit T-1.1.

        T-1.3    --       Included in Exhibit T-1.1.

        T-1.4    --       The By-Laws of United States Trust Company of New
                          York, as amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture
                          Act of 1939, as amended by the Trust Indenture Reform
                          Act of 1990 (Registration No.  33-97056).

        T-1.6    --       The consent of the trustee required by Section 321(b)
                          of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

        T-1.7    --       A copy of the latest report of condition of the
                          trustee pursuant to law or the requirements of its supervising or examining authority.


                                      NOTE


         As of November 20, 1997, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U. S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

         In answering Item 2 in this statement of eligibility, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                             _____________________

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 20th day of November, 1997.


         UNITED STATES TRUST COMPANY OF
                 NEW YORK, Trustee


By:      /s/ PATRICIA STERMER
         -----------------------------------
         Patricia Stermer
         Assistant Vice President

                                                                   EXHIBIT T-1.6

       The consent of the trustee required by Section 321(b) of the Act.

                    United States Trust Company of New York
                              114 West 47th Street
                              New York, NY  10036


September 1, 1995



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




Very truly yours,


UNITED STATES TRUST COMPANY
         OF NEW YORK


By:      /s/ Gerard F. Ganey
         -----------------------------------
         Senior Vice President

                                                                   EXHIBIT T-1.7

                    UNITED STATES TRUST COMPANY OF NEW YORK
                      CONSOLIDATED STATEMENT OF CONDITION
                               SEPTEMBER 30, 1997
                                ($ IN THOUSANDS)

ASSETS
------
Cash and Due from Banks                             $      116,582

Short-Term Investments                                     183,652

Securities, Available for Sale                             691,965

Loans                                                    1,669,611
Less:  Allowance for Credit Losses                          16,067
                                                    --------------
     Net Loans                                           1,653,544
Premises and Equipment                                      61,796
Other Assets                                               125,121
                                                    --------------
     TOTAL ASSETS                                   $    2,832,660
                                                    ==============

LIABILITIES
-----------
Deposits:
     Non-Interest Bearing                           $      541,619
     Interest Bearing                                    1,617,028
                                                    --------------
        Total Deposits                                   2,158,647

Short-Term Credit Facilities                               365,235
Accounts Payable and Accrued Liabilities                   141,793
                                                    --------------
     TOTAL LIABILITIES                              $    2,665,675
                                                    ==============

STOCKHOLDER'S EQUITY
--------------------
Common Stock                                                14,995
Capital Surplus                                             49,542
Retained Earnings                                           99,601
Unrealized Gains (Losses) on Securities
     Available for Sale, Net of Taxes                        2,847
                                                    --------------
TOTAL STOCKHOLDER'S EQUITY                                 166,985
                                                    --------------
    TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                           $    2,832,660
                                                    ==============

I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, SVP & Controller

November 13, 1997